EXHIBIT 32
CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)	The accompanying Quarterly Report on Form 10-Q for the period ended March 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the accompanying report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 8, 2015	/s/ Sherman L. Black
Sherman L. Black
Chief Executive Officer

Date:	May 8, 2015	/s/ James R. Stewart
James R. Stewart
Chief Financial Officer